THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Treasury Obligations Money Fund — Sweep Shares

Schwab U.S. Treasury Money Fund — Sweep Shares

Schwab AMT Tax-Free Money Fund — Sweep Shares

Schwab Municipal Money Fund — Sweep Shares

Schwab California Municipal Money Fund — Sweep Shares

Schwab New York Municipal Money Fund — Sweep Shares

(each, a Fund and collectively, the Funds)

Supplement dated September 28, 2018 to the currently effective Summary Prospectuses, Statutory Prospectuses,

and Statements of Additional Information (SAIs)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses,

Statutory Prospectuses and SAIs and should be read in conjunction with the Summary Prospectuses,

Statutory Prospectuses and SAIs.

At a meeting held on September 25, 2018, the Board of Trustees of The Charles Schwab Family of Funds (the Trust) approved the liquidation and redemption of, and the related Plan of Liquidation and Redemption for, the Sweep Shares (the Liquidating Classes) of each Fund.

Each Fund will redeem all of its outstanding Sweep Shares on or about April 10, 2019 (the Liquidation Date), and distribute the proceeds to its Sweep Shares shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of the Fund’s Sweep Shares after it has paid or provided for all of its charges, taxes, expenses and liabilities. It is expected that this distribution will be at a $1.00 net asset value per share. Additionally, each Fund anticipates making a distribution of any net income and realized capital gains of the Liquidating Classes prior to or on the Liquidation Date, which may be taxable to Fund shareholders.

For taxable shareholders of the Liquidating Classes, the redemption of shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or a loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. However, shareholders are not expected to realize any gain or loss so long as each Fund maintains its $1.00 share price. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the liquidation and redemption.

Once the Sweep Shares of the Funds have been liquidated, all references to the Funds’ Sweep Shares will be deleted from the Funds’ Summary Prospectuses, Statutory Prospectuses and SAIs.

A copy of each Fund’s Prospectus and this supplement is available on the Funds’ website www.schwabfunds.com/schwabfunds_prospectus, and the Funds will provide additional information, should it become available, on their website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG103879-00 (09/18)

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